      ASSIGNMENT AND ASSUMPTION OF SUBLEASE AND SUB-SUBLEASES

      THIS ASSIGNMENT AND ASSUMPTION OF SUBLEASE AND SUB-SUBLEASES ("Assignment") is made as of June 15, 1999 by and among ValueOptions of California, Inc., a California corporation ("Sublessor"), Vertel Corporation, a California corporation ("Assignor"), and Sonoma Systems, Inc., a California corporation ("Assignee"), with respect to the following facts, intentions and understandings:

         A. Marina Airport Buildings, Ltd., a California limited partnership, as Landlord ("Master Lessor"), and Sublessor, under its former name of American PsychManagement of California, Inc., as Tenant, entered into a written lease dated as of April 2, 1993, as amended ("Master Lease"), attached hereto as EXHIBIT A and incorporated by reference herein, with respect to those premises commonly known as Suites 500 and 600 (collectively, "Premises") of that certain building located at 4640 Admiralty Way, Marina Del Rey, California 90292 ("Building").

         B. Sublessor, under its former name of Value Behavioral Health of California, Inc., and Assignor, under the name of its predecessor in interest, Retix, a California corporation, entered into a written sublease dated as of May 29, 1996 ("Sublease"), attached hereto as EXHIBIT B and incorporated by reference herein pursuant to which Assignor, as sublessee, subleased the Premises from Sublessor.

         C. Assignor, under the name of its predecessor in interest, Retix, as Sub-Sublessor, entered the following sub-subleases with respect to the
Premises: (i) a sub-sublease, dated as of August 22, 1997, with TSN, L.L.C., a California limited liability company, for a portion of the Premises located on the fifth floor of the Building ("TSN Sub-Sublease"); (ii) a sub-sublease, dated as of December 23, 1997, with Creative Channel Services, Inc., a California corporation, for a portion of the Premises located on the fifth floor of the Building ("CCS Sub-Sublease"); and (iii) a sub-sublease, dated as of December 28, 1997, with Assignee for the portion of the Premises comprising the sixth floor of the Building ("Sonoma Sub-Sublease"). The TSN Sub-Sublease, CCS Sub-Sublease and Sonoma Sub-Sublease hereinafter sometimes collectively shall be referred to as the "Sub-Subleases". The Sub-Subleases are attached hereto as EXHIBIT C and incorporated by reference herein.

         D. As of the Effective Date, defined below, (i) Assignor desires to assign all of its right, title, interest and obligations under the Sublease and the Sub-Subleases to Assignee, and Assignee desires to assume all of Assignor's rights and obligations under the Sublease and the Sub-Subleases; and (ii) Assignee desires to exercise the option to extend the term of the Sublease as set forth in Paragraph 19 of the Sublease.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. ASSIGNMENT; MERGER OF INTERESTS: As of August 1, 1999 (the "Effective Date"), Assignor grants, transfers, assigns and sets over to Assignee all of Assignor's right, title, interest and obligations of whatever kind or nature in and to the TSN Sub-Sublease and the CCS Sub-Sublease. Also as of the Effective Date, the interests of Assignee as sub-sublessee under the Sonoma Sub-Sublease and as assignee of Assignor's interest as sub-sublessor under the Sonoma Sub-Sublease shall be deemed merged, and the Sonoma Sub-Sublease shall be null and void and of no further force or effect.

         2. ACCEPTANCE AND ASSUMPTION. As of the Effective Date, Assignee accepts the foregoing assignment of the Sublease and the TSN and CCS Sub-Subleases, acknowledges the merger of interests with respect to the Sonoma Sub-Sublease and assumes the rights and obligations of whatever kind or nature of Assignor under the Sublease, the TSN Sub-Sublease and the CCS
Sub-Sublease. Assignee hereby expressly assumes and agrees to perform and fulfill all the terms and obligations to be performed by the "Subtenant" under the Sublease (including, but not limited to, any obligations related to the payment of rent and the surrender of the Premises upon the termination or expiration of the Sublease), and by the "Sub-Sublessor" under the TSN and CCS Sub-Subleases.

         3. REPRESENTATIONS AND WARRANTIES: Assignor represents and warrants to Assignee as of the date hereof and as of the Effective Date: (i) the Master Lease, the Sublease and the Sub-Subleases attached hereto as EXHIBITS A, B and C are true, correct and complete copies of the documents, and there has been no amendment or modification of the documents except as expressly set forth therein; (ii) the Sublease represents the entire agreement of Sublessor and Assignor with respect to the sublease of the Premises, and there are no oral understandings or other agreements with respect thereto, except as set forth in the Sublease; (iii) Assignor has made no prior or inconsistent assignment, encumbrance or other transfer of the Sublease or the Sub-Subleases, or any interest therein, or of the Premises, or any portion thereof, except as set forth therein; and (iv) to the best of Assignor's knowledge, there is no default on the part of either party to the Sublease, nor on the part of any party to the Sub-Subleases except for (A) the failure of TSN to pay rent due under the TSN Sub-Sublease for the months of April, May and June, 1999 and (B) the apparent use of the TSN Sub-Sublease premises by Sunterra Golf, both situations about which Assignee is fully aware, nor is there any other condition which, with the passage of time or the giving of notice, or both, would constitute a default thereunder.

         4. OBLIGATIONS OF ASSIGNOR AND ASSIGNEE: Assignor shall perform all obligations of the "Subtenant" under the Sublease and of the "Sub-Sublessor" under the Sub-Subleases through and including the day before the Effective Date of the Assignment, and Assignee shall perform all obligations of the "Subtenant" under the Sublease and of the "Sub-Sublessor" under the TSN and CCS Sub-Subleases from and after the Effective Date.

         5. INDEMNITIES: Assignor shall indemnify, defend, protect and hold harmless Assignee from any and all damages, liabilities, claims, judgments, actions, reasonable attorneys' fees, consultants' fees, costs and expenses arising under or in connection with any breach by Assignor of any of its obligations under the terms of the Sublease or the Sub-Subleases occurring prior to the Effective Date, or any misrepresentation made by Assignor herein. Assignee shall indemnify, defend, protect and hold harmless Assignor from any and all damages, liabilities, claims, judgments, actions reasonable attorneys' fees, consultants' fees, costs and expenses arising under or in connection with any breach by Assignee of any of its obligations under the terms of the Sublease or the TSN and CCS Sub-Subleases occurring from or after the Effective Date.

     6. EXERCISE OF OPTION TO EXTEND; SURRENDER. As of the later of the dates upon which (i) Sublessor has executed this Assignment and (ii) Master Lessor has consented to this Assignment, Assignee shall be deemed, pursuant to Paragraph 19 of the Sublease, to timely have exercised its option to extend the term of the Sublease for an additional period of forty-seven (47) months, with such extension term commencing on November 1, 1999 and expiring on September 30, 2003 ("Extension Term"). Rent payable by Assignee for the extended term of the Sublease shall be as set forth in Paragraph 19 of the Sublease. Notwithstanding anything to the contrary contained in the Sublease or the Master Lease, upon the expiration or earlier termination of the Extension Term, Assignee shall surrender the Premises to Sublessor in its condition as of the Effective Date, normal wear and tear excepted, and in broom clean condition, and Assignee shall have no obligation to restore the Premises to its condition as of the Early Entry Date (as defined in Paragraph 32 of the Sublease).

     7.   CONSENT BY SUBLESSOR; RELEASE; CONDITIONS.

          A. CONSENT. Sublessor hereby consents to the assignment of the Sublease and Sub-Subleases to Assignee, and to Assignee's assumption of the Sublease and the Sub-Subleases and Assignor's obligations thereunder; and acknowledges, subject to obtaining Master Lessor's consent to this Assignment, Assignee's exercise of the option to extend the term of the Sublease pursuant to Paragraph 19 thereof. Sublessor agrees not to exercise any right of partial termination it may have under the Sublease with respect to either the fifth or sixth floors comprising the Premises.

          B. RELEASE OF ASSIGNOR. Sublessor also hereby forever releases Assignor from each and every obligation of "Subtenant" arising under or in connection with the Sublease, or of "Sub-Sublessor" arising under or in connection with the Sub-Subleases, from and after the Effective Date, including, without limitation, any obligation of "Subtenant" under the Sublease or of "Sub-Sublessor" under the Sub-Subleases arising during the Extension Term. Sublessor expressly waives the provisions of California Civil Code 1542 with respect to the release of Assignor from and after the Effective Date, which provides:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     /s/ RWB
     ______________________________
     Sublessor's Initials

          C. CONSIDERATION. In consideration of its consent to the Assignment and its release of Assignor from and after the Effective Date, Sublessor hereby conditions its consent and release upon its receipt of the following:

               (i) SECURITY DEPOSIT. Sublessor acknowledges that it holds a security deposit ("Assignor's Security Deposit") from Assignor, pursuant to Paragraph 9 of the Sublease, in the amount of $47,684.40. On the Effective Date, Assignee shall deliver to Sublessor, in cash, a replacement security deposit ("Assignee's Security Deposit") in the amount of $47,684.40. Sublessor shall return the Assignor's Security Deposit to Assignor within five (5) business days after receipt from Assignee of the Assignee's Security Deposit.

               (ii) LETTER OF CREDIT. Also on the Effective Date, Assignee shall deliver to Sublessor an unconditional, irrevocable letter of credit ("LC") in favor of Sublessor in the amount of $200,000.00 from a bank or other financial institution and in a form reasonably acceptable to Sublessor. If at any time during the term of the Sublease, as extended, any item constituting rent under the Sublease, or any other sum payable by Assignee to Sublessor thereunder, shall be overdue and unpaid, beyond applicable notice and cure periods, then Sublessor may, at its sole option, draw down or make a claim or demand for draw against the LC (or, at the election of Sublessor, against the Assignee's Security Deposit), an amount equal to the overdue and unpaid amount, together with Sublessor's actual and reasonable expenses incurred in connection with the default, and apply such sum to payment of such overdue rent or other sum. The LC shall provide that any draw thereunder shall be accompanied by a certificate of an officer of Sublessor stating that Assignee is in default under the Sublease beyond applicable notice and cure periods, if any, and that Sublessor or its authorized agent is entitled to draw down on the LC the amount requested pursuant to the terms of the Sublease. If all or any portion of the LC is drawn down by Sublessor to pay overdue rent or other sums due and payable by Assignee, then Assignee shall, within ten (10) days after the receipt of written demand from Sublessor, promptly remit to Sublessor a sufficient amount in cash or an additional letter of credit to restore Sublessor's security to the original amount of the LC. If all or any portion of the Assignee's Security Deposit is charged against by Sublessor to pay overdue rent or other sums due and payable by Assignee, then Assignee shall, within ten (10) days after receipt of written demand from Sublessor, promptly remit to Sublessor a sufficient amount in cash to restore the Assignee's Security Deposit to the original amount thereof. Any failure on the part of Assignee to restore the LC or the Assignee's Security Deposit as set forth in this Paragraph shall constitute a default by Assignee pursuant to the Sublease.

     Notwithstanding anything to the contrary contained in this Paragraph, if Assignee has not been in default, beyond applicable notice and cure periods, under the Sublease for the first twelve (12) months following the Effective Date, the LC shall be returned by Sublessor to Assignee not later than five
(5) business days after the last day of such twelve (12)-month period, and Assignee's obligation to provide the LC shall be terminated as of such date and of no further force or effect.

     8. MASTER LESSOR'S CONSENT. The Assignment contemplated herein shall be subject to obtaining the prior written consent of the Master Lessor. If Master Lessor fails or refuses to consent to this Assignment, the exercise of the option to extend the term of the Sublease pursuant to Paragraph 6 above shall be null and void and of no further force or effect.

     9. MISCELLANEOUS. Each person signing this Assignment warrants that he or she is authorized to do so, and by so doing binds the entity which he or she represents to perform the obligations set forth herein. This Assignment sets forth the entire agreement of the parties with respect to the subject matter set forth herein. No party other than the signatories hereto may rely on, or enforce, the provisions of this Agreement. If any party commences an action or proceeding to enforce the obligations set forth herein, the prevailing party in any such action or proceeding will be entitled to recover reasonably attorneys' fees and costs from the other party or parties, as applicable. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their successors, heirs and assigns. This Assignment shall be governed by and construed in accordance with the laws of the State of California. This Assignment may be executed in counterparts and, when assembled, the counterparts shall be considered a single instrument.

     10. ATTORNEYS' FEES. Assignor and Assignee shall share equally all attorneys' fees incurred in connection with this Assignment.

                    [SIGNATURES APPEAR ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption of Sublease and Sub-Subleases as of the date first written above.

ASSIGNOR:

VERTEL CORPORATION,
a California corporation

By:  /s/ [illegible]
     ------------------------------------

Its: V.P. Finance & C.F.O.
     ------------------------------------


ASSIGNEE:

SONOMA SYSTEMS, INC.,
a California corporation

By:  /s/ Steve M. Waszak
     ------------------------------------

Its: Vice President, Finance & Operations CFO
     ------------------------------------


SUBLESSOR:

VALUEOPTIONS OF CALIFORNIA, INC.,
a California corporation

By:  /s/ [illegible]
     ------------------------------------

Its: VP
     ------------------------------------

                                   Exhibit B

             SUBLEASE AGREEMENT

                               SUBLEASE AGREEMENT

     THIS SUBLEASE ("Sublease"), dated as of the ___ day of May, 1996 for reference purposes only, between Value Behavioral Health of California, Inc., a California corporation, formerly known as American PsychManagement of California, Inc., having an office at 340 Golden Shore Avenue, Long Beach, California 90802 ("Sublessor"), and Retix, a California corporation having an office prior to the Commencement Date at 2401 Colorado Avenue, Santa Monica, California 90404 ("Subtenant").

                               W I T N E S E T H:

     1. DEMISE AND TERM. Sublessor hereby leases to Subtenant, and Subtenant hereby hires from Sublessor, in the building known as 4640 Admiralty Way, Marina Del Rey, California 90292 (the "Building"), Suites 500 and 600 as shown hatched on the plan attached hereto as Exhibit A (the "Subleased Premises"), containing approximately 30,180 rentable square feet, which Subleased Premises are leased under the Main Lease (as hereinafter defined) to Sublessor. The term of this Sublease shall be for the period commencing on the later of (a) the date that the consents referred to in Section 26(a) of this Sublease has been obtained and
(b) July 1, 1996 (the "Commencement Date"), and ending on October 31, 1999, unless sooner terminated as herein provided. Notwithstanding the foregoing, if the Commencement Date does not occur on or before August 1, 1996, this Sublease shall be voidable by either party hereto, and in such event neither Sublessor nor Sublessee shall be liable for any resulting damage, cost or expense, and Sublessor promptly shall return to Subtenant all sums paid by Subtenant (as described in Paragraph 26(b) hereof) to Sublessor in connection with Subtenant's execution hereof. Within five (5) business days following the Commencement Date, Sublessor and Subtenant will mutually agree as to computation of actual rentable square footage for the Subleased Premises.

     2. SUBORDINATE TO MAIN LEASE. This Sublease is and shall be subject and subordinate to the office space lease dated as of April 2, 1993, as amended (such lease, as so amended, herein called the "Main Lease") between Marina Airport Buildings, Ltd., a California limited partnership, as landlord, and Sublessor (under its former name of American PsychManagement of California, Inc.), as tenant, and to the matters to which the Main Lease is or shall be subject and subordinate.

     3. INCORPORATION BY REFERENCE. The terms, covenants and conditions of the Main Lease are incorporated herein by reference so that, except to the extent that they are inapplicable or modified by the provisions of this Sublease for the purpose of incorporation by reference, each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the landlord thereunder shall, in respect of this Sublease, bind or inure to the benefit of Sublessor, and each and every term, covenant and condition of the Main Lease binding or inuring to the benefit of the tenant thereunder shall, in respect of this Sublease, bind or inure to the benefit of Subtenant, with the same force and effect as if such terms, covenants and conditions were completely set fort in this Sublease, and as if the words "Landlord" and "Tenant," or words of similar import, wherever the same appear in the Main Lease, were construed to mean, respectively, "Sublessor" and "Subtenant" in this Sublease, and as if the word "Premises," or words of similar import, wherever the same appear in the Main Lease, were construed to mean "Subleased Premises" in this Sublease, and as if the word "Lease," or words of similar import, wherever the same appear in the Main Lease, were construed to mean this "Sublease." Subtenant shall not be required to pay any rent or additional rent due under the Main Lease, except that Subtenant shall pay for any special services or requirements of Subtenant, including, without limitation, overtime air conditioning, extra cleaning, extra elevator use, and extra water use. Subtenant shall have the right to request such special services or requirements of Subtenant, including, without limitation, overtime air conditioning, extra cleaning, extra elevator use, and extra water use. Subtenant shall have the right to request such special services or requirements directly from the landlord under the Main Lease. The time limits contained in the Main Lease for the giving of notices, making of demands or performing of any act, condition or covenant on the part of the tenant thereunder, or for the exercise by the tenant thereunder of any right, remedy or option, are changed for the purposes of incorporation herein by reference by shortening the same in each instance by two
(2) days, so that in each instance (other than for the times of performance set forth in Article 36 of the Main Lease) Subtenant shall have two (2) days less time to observe or perform hereunder than Sublessor has as the tenant under the Main Lease. Notwithstanding the foregoing, the following articles or sections of the Main Lease shall be deemed deleted for the purpose of incorporation by reference in this Sublease: Sections 1(a), (b), (e), (f), (h), (i) and (k);
Article 2; the words "together with any monthly installments of "Operating Expense Rent" and "Capital Expenditure Rent" in Section 3.1; the first and fourth sentences of Section 4.1; the last sentence of Section 5.1; Article 6;
Article 7; the first sentence of Section 12.1; the words "provided, however, that Tenant shall not be required to demolish or remove any Leasehold Improvements" in Section 12.2; Article 17; Article 25; the first sentence of
Section 34.1; the words "Seven Hundred Forty-One Thousand Nine Hundred Twenty-Two and 26/100 Dollars ($741,922.26), calculated as set forth on Exhibit A-1" in Section 36.1 (which words shall be replaced with "Three Hundred Thousand Dollars ($300,00.00)"); Section 36.2; all but the first sentence of Section 36.4; Sections 36.7 (c); Sections 36.9 through 36.12; Article 37; Article 38;
Article 39; Addendum to Article 3 Section 3.8; Addendum to Article 34; Exhibit A-1; Broker Registration Agreement; Addendum No. 2, Article 45; and Addendum No. 2, Addendum to Article 1, Sections 1.2 (a) and (c). Also notwithstanding the foregoing, Sublessor shall not exercise any right to terminate granted to tenant pursuant to the Main Lease without first having obtained the prior written consent of Subtenant, which may be withheld in its sole discretion. Also notwithstanding the foregoing, with respect to Section 36.3, Sublessor shall approve or disapprove Subtenant's Drawings (as defined therein) within four (4) business days after receipt thereof from Subtenant. Any non-liability, release, indemnity or hold harmless provision in the Main Lease for the benefit of the landlord under the Main Lease, that is incorporated herein by reference, shall be deemed to inure to the benefit of Sublessor and the landlord under the Main Lease, for the purpose of incorporation by reference in this Sublease. Any right of the landlord under the Main Lease of access or inspection and any right of the landlord under the Main Lease to do work in the premises under the Main Lease or in the Building and any right of the landlord under the Main Lease in respect of rules and regulations shall be deemed to inure to the benefit of Sublessor and the landlord under the Main Lease, for the purpose of incorporation by reference in this Sublease. If any of the express provisions of this Sublease shall conflict with any of the provisions incorporated by reference, such conflict shall be resolved in every instance in favor of the express provisions of this Sublease.

     4. PERFORMANCE BY SUBLESSOR. Any obligation of Sublessor which is contained in this Sublease by the incorporation by reference of the provisions of the Main Lease shall be observed or performed by Sublessor using reasonable efforts to cause the landlord under the Main Lease to observe and/or perform the same, and Sublessor shall have a reasonable time to enforce its rights to cause such observance or performance. Sublessor shall not be required to furnish, supply or install anything under any article of the Main Lease. Subtenant shall not in any event have any rights in respect of the Subleased Premises greater than Sublessor's rights under the Main Lease, and notwithstanding any provision to the contrary, as to obligations that pertain to the Subleased Premises and are contained in this Sublease by the incorporation by reference of the provisions of the Main Lease, Sublessor shall not be required to make any payment or perform any obligation, and Sublessor shall have no liability to Subtenant for any matter whatsoever, except for Sublessor's obligation to pay the rent and additional rent due under the Main Lease and for Sublessor's obligation to use reasonable efforts, upon request of Subtenant, to cause the landlord under the Main Lease to observe and/or perform its obligations under the Main Lease. If Sublessor fails, after using reasonable efforts, to cause the landlord under the Main Lease to observe and/or perform its obligation under the Main Lease, Subtenant shall have the right, upon notice to Sublessor, to bring an action in Sublessor's name, to accomplish such purpose. Sublessor shall not be responsible for any failure or interruption, for any reason whatsoever, of the services or facilities that may be appurtenant to or supplied at the Building by the landlord under the Main Lease or otherwise, including, without limitation, heat, air conditioning, water, electricity, elevator service and cleaning service, if any; and no failure to furnish, or interruption of, any such services or facilities shall give rise to any liability on the part of Sublessor except to the extent caused by Sublessor's failure to use reasonable efforts to cause landlord to perform such obligations under the Main Lease.

     5. NO BREACH OF MAIN LEASE. Subtenant and Sublessor shall not do or permit to be done any act or thing which may constitute a breach or violation of any term, covenant or condition of the Main Lease by the tenant thereunder, whether or not such act or thing is permitted under the provisions of this Sublease. Sublessor shall perform its obligations under the Main Lease except to the extent Subtenant is obligated herein to perform same.

     6. NO PRIVITY OF ESTATE. Nothing containing in this Sublease shall be construed to create privity or estate or of contract between Subtenant and the landlord under the Main Lease.

     7. INDEMNITY. Subtenant shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold harmless Sublessor and the landlord under the Main Lease from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees, which Sublessor may incur or pay out by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises, (b) any breach or default hereunder on Subtenant's part, (c) the enforcement of Sublessor's rights under this Section or any other section of this Sublease, (d) any work done after the date hereof in or to the Subleased Premises except if done by Sublessor, (e) the negligence or willful misconduct on the part of Subtenant and/or its officers, employees, agents, contractors and/or invitees, or any person claiming through or under Subtenant, (f) with respect to Sublessor only, any action brought by Subtenant against the landlord under the Main Lease pursuant to Sections 4 and 15 of this Sublease, or (g) the existence of any hazardous substances (as defined in the Main Lease) which are proven to have been present in or about the Subleased Premises only after the Early Entry Date (as defined below) which resulted from Subtenant's storage, use or disposal of hazardous substances in or about the Subleased Premises, or the storage, use or disposal of Subtenant's agents, employees, contractors or invitees.

          Sublessor shall indemnify, protect, defend with counsel reasonably acceptable to Subtenant and hold harmless Subtenant from and against all losses, costs, damages, expenses and liabilities, including without limitation, reasonable attorney's fees, which Subtenant may incur or pay out by reason of
(a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises if the same shall have been caused by Sublessor's negligence or willful misconduct, or that of its agents, employees, contractors or invitees, (b) any breach or default hereunder or under the Main Lease on Sublessor's part, (c) the enforcement of Subtenant's rights under this Section or any other section of this Sublease, (d) any negligence or willful misconduct on the part of Sublessor and/or its officers, employees, agents or contractors, or (e) the existence of any hazardous substances which are proven to have been present in or about the Subleased Premises on the Early Entry Date which resulted from Sublessor's storage, use or disposal of hazardous substances in or about the Subleased Premises, or the storage, use or disposal of Sublessor's agents, employees, contractors or invitees.

     8. BASIC RENT. From and after the Commencement Date, Subtenant shall pay without deduction or offset, monthly basic rent ("Basic Rent") in the following amounts:


          MONTH                    BASIC RENT
          -----                    ----------
          1-6                      No Base Rent
          7-28                     $47,684.40
          29-40                    $53,116.80


          Basic Rent shall be payable in advance on the first day of each month during the term of this Sublease, except that the Basic Rent for the seventh month of the term has been paid on the execution of this Sublease. Basic Rent and all other amounts payable by Subtenant to Sublessor under the provisions of this Sublease (such amounts other than Basic Rent being herein called the "Operating Expenses") shall be paid when due (within five (5) business days after receipt of demand as to Operating Expenses but without notice as to Basic
Rent). Sublessor shall have the same rights and remedies for the non-payment of Operating Expenses as for the non-payment of Basic Rent. Basic Rent and Operating Expenses shall be paid to Sublessor in lawful money of the United States at the address of Sublessor set forth at the head of this Sublease or to such other person and/or at such other address as Sublessor may from time to time designate by notice to Subtenant. No payment by Subtenant or receipt by Sublessor of any lesser amount than the amount stipulated to be paid hereunder shall be deemed other than on account of the earliest stipulated Basic Rent or Operating Expenses; nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction, and Sublessor may accept any check or payment without prejudice to Sublessor's right to recover the balance due or to pursue any other remedy available to Sublessor. Any provision in the Main Lease referring to basic rent or operating expenses incorporated herein by reference shall be deemed to refer to the Basic Rent and Operating Expenses due under this Sublease.

     9. SECURITY DEPOSIT. Concurrently with the execution of this Sublease, Subtenant shall deposit with Sublessor the amount of $47,684.40 (the "Security Deposit"). Sublessor shall not be required to pay interest on the Security Deposit or keep the Security Deposit separate from its general funds. Upon any Default by Subtenant, Sublessor may use the Security Deposit to the extent necessary to make good any arrears of sums payable by Subtenant under this Sublease, or to compensate Sublessor for any damage, injury, expense or liability caused by Subtenant's Default. If any portion of the Security Deposit is so used or applied, Sublessor shall, within ten (10) days after receipt of written demand therefor, deposit a certified or bank cashier's check with Sublessor in an amount sufficient to restore the Security Deposit to its amount immediately preceding such use or application of funds and Subtenant's failure to do so shall be a Default under this Sublease. The balance of the Security Deposit remaining at the end of the Sublease Term shall be returned after all of Subtenant's obligations have been fulfilled.

     10. OPERATING EXPENSES. Commencing on the first day of the January, 1997, Subtenant shall pay to Sublessor within five (5) business days after receipt of demand any amounts that are payable by Sublessor to the landlord under the Main Lease in respect to the Subleased Premises pursuant to the provisions thereof in respect of (a) "Tax Rent" (as defined in the Main Lease) in excess of the annual amount payable therefor by Sublessor for the calendar year 1996, and (b) "Operating Expense Rent" (as defined in the Main Lease) in excess of the annual amount payable therefor by Sublessor for the calendar year 1996. Subtenant shall not be obligated to pay any Tax Rent due to increases in Property Taxes of more than 102% per annum (compounded) over the Property Taxes for the 1996 calendar year.

     11. USE. Subtenant shall use and occupy the Subleased Premises for general office purposes and any other legally permitted non-retail uses compatible with a first class office building. Subtenant shall use the Subleased Premises for no other purposes without the consent of Sublessor.

     12. CONDITION OF SUBLEASED PREMISES; USE OF FACILITIES. Subtenant is leasing the Subleased Premises "as is." In making and executing this Sublease, Subtenant has relied solely on such investigations, examinations and inspections as Subtenant has chosen to make or has made. Subtenant shall have the right to use the workstations located in the Subleased Premises at no charge during the term hereof. Subtenant acknowledges that Sublessor has afforded Subtenant the opportunity for full and complete investigations, examinations, and inspections. Any improvements to be made by Subtenant pursuant to this Sublease shall be the sole responsibility of Subtenant, subject only to Sublessor's obligation to pay an allowance for tenant improvements of up to $300,000.00 (the "Allowance"). Sublessor shall make monthly disbursements of the Allowance on a progress payment basis within 10 days after a disbursement request is submitted by Subtenant, which submittal shall include lien releases and other back up information as Sublessor shall reasonably require. Notwithstanding anything to the contrary contained in this Lease, Sublessor shall not be obligated to make monthly disbursements to Subtenant until ten (10) days after Subtenant has paid the Cancellation Fee pursuant to Paragraph 31 hereof. In addition, if Subtenant fails to pay the Cancellation Fee when and as required, Sublessor shall have the right to offset the Allowance against the Cancellation Fee. Sublessor shall have the right to inspect the progress of construction in order to insure that the claimed progress has in fact occurred, provided that Sublessor shall not unreasonably interfere with work then being performed by Subtenant. Subject to the foregoing regarding Subtenant's failure to pay the Cancellation Fee, any unused Allowance shall be applied against rent next coming due.

     13. CONSENTS AND APPROVALS. In any instance when Sublessor's consent or approval is required under this Sublease, Sublessor's refusal to consent to or approve any matter or thing shall be deemed reasonable if, INTER ALIA, such consent or approval has not been obtained from the landlord under the Main Lease. Otherwise, Sublessor's consent or approval as required under this Sublease shall not be unreasonably withheld or delayed, except with respect to any use of the Subleased Premises which is not a permitted use.

     14. NOTICES. All notices, consents, approvals, demands and requests which are required or desired to be given by either party to the other hereunder shall be in writing and shall be either (a) personally delivered or (b) sent by United States postal service, return receipt requested and postage prepaid or (c) by nationally recognized overnight courier. Notices, consents, approvals, demands and requests which are served upon Sublessor or Subtenant in the manner provided herein shall be deemed to have been given or served for all purposes hereunder
(i) on the date of delivery if personally delivered or sent by courier service or (ii) on the date on which such notice, consent, approval, demand or request shall have been mailed if mailed as aforesaid. All notices, consents, approvals, demands and requests given to Sublessor shall be addressed to Sublessor at the address for Sublessor set forth above, Attention: ________________, or at such other place as Sublessor may from time to time designate in a notice given in accordance with the provisions of this Section. All notices, consents, approvals, demands and requests given to subtenant shall be addressed to Subtenant at the Subleased Premises, Attention: Chief Financial Officer, or at such other place as Subtenant may from time to time designate in a notice given in accordance with the provisions of this Section. All notices to landlord shall be addressed to landlord as set forth in the Main Lease.

     15. TERMINATION OF MAIN LEASE. If for any reason the term of the Main Lease shall terminate prior to the expiration date of this Sublease, this Sublease shall thereupon be terminated and Sublessor shall not be liable to Subtenant by reason thereof unless said termination shall have been effected because of the breach or default of Sublessor under the Main Lease or this Sublease. If the landlord under the Main Lease wrongfully terminates or attempts to wrongfully terminate the Main Lease, Sublessor shall cooperate with Subtenant to keep the Main Lease in full force and effect. Such cooperation shall include permitting Subtenant to bring or defend an action or proceeding in Sublessor's name (but at Subtenant's expense) in connection with such termination or attempted termination.

     16. INSURANCE. Subtenant shall maintain throughout the term of this Sublease the insurance required under the Main Lease. All insurance maintained by Subtenant shall name Sublessor and the landlord under the Main Lease as additional insureds. Subtenant shall deliver to Sublessor and the landlord under the Main Lease certificates of insurance issued by the carriers or their duly authorized agents prior to the Commencement Date. Subtenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Subtenant shall deliver to Sublessor and the landlord under the Main Lease such renewal policies or certificates at least ten (10) days before the expiration of any existing policy. All such policies shall meet the requirements in the Main Lease and shall be issued by companies of recognized responsibility licensed to do business in the State of California and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Sublessor and the landlord under the Main Lease are given at least 20 days' prior written notice by certified or registered mail of such cancellation or modification.

     17. ESTOPPEL CERTIFICATES. Subtenant and Sublessor shall, within ten (10) business days after receipt of each and every request by the other party hereto, execute, acknowledge and deliver to the party that made the request a statement in writing (a) certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) specifying the dates to which the Basic Rent and Operating Expenses (as defined in the Main Lease) have been paid, (c) stating whether or not, to the best knowledge of the party signing same, Sublessor or Subtenant is in default in performance or observance of its obligations under this Sublease, and, if so, specifying each such default, (d) stating whether or not, to the best knowledge of the party signing same, any event has occurred which with the giving of notice or passage of time, or both, would constitute a default by Sublessor or Subtenant under this Sublease, and, if so specifying each such event, and (e) stating whether Subtenant has exercised any option(s) to extend the term of this Sublease, and, if so, specifying each such extension.
 Any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or transferee of the leasehold estate under the Main Lease or the subleasehold estate under this Sublease.

     18. ALTERATIONS. Subtenant shall not make, cause or permit the making of any alterations, addition, change, replacement, or installation in or to the Subleased Premises without obtaining the prior consent of the Sublessor (which shall not be unreasonably withheld or delayed) and Subtenant will be required to obtain the consent of the landlord under the Main Lease in each instance if required under the Main Lease.

     19. OPTION TO EXTEND. Provided Subtenant is not in default of any term or condition of this Lease as of the commencement of the renewal term, Subtenant shall have one option to renew the term of the Lease for one additional forty-seven (47)- month term, on the same terms and conditions of this Sublease, except that the Base Rent shall be adjusted to equal:


           Extension Term Months
           1-8                          $53,116.80
           9-47                         $46,477.20

Such option shall be exercised (if at all) by Subtenant giving Sublessor at least 120 days' prior irrevocable written notice.

     If Subtenant does not exercise its option to extend, Subtenant shall be required to restore the Subleased Premises to their condition existing on the Early Entry Date, unless Sublessor indicates otherwise in writing not later than the last day of the thirtieth (30th) month of the Term. Any restoration by Subtenant shall be completed not later than October 31, 1999. Subtenant shall not be required to remove any alterations or improvements installed in the Subleased Premises by Sublessor prior to the Early Entry Date.

     20. RIGHT TO CURE SUBTENANT'S DEFAULTS. If Subtenant shall at any time fail to make any payment or perform any other obligation of Subtenant hereunder, then Sublessor shall have the right, but not the obligation, after 10 days' notice to Subtenant, or without notice to Subtenant in the case of any emergency, and without waiving or releasing Subtenant from any obligations of Subtenant hereunder, to make such payment or perform such other obligation of Subtenant in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys, and incur and pay reasonable attorneys' fees. Subtenant shall pay to Sublessor within five (5) days after receipt of demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the rate of one and one-half percent per calendar month or any part thereof or the then maximum lawful interest rate, whichever shall be less, from the date of the making of such expenditures.

     21. BROKERAGE. Subtenant and Sublessor each represents to the other that it dealt with no broker or other person in bringing about this Sublease other than Wolf Commercial Brokerage and The Kaufman Group (collectively, "Brokers"), and each party hereto shall pay, and shall indemnity, defend and hold harmless, the other party from and against, any loss, liability, damage, cost and expense (including, without limitation, reasonable attorneys' fees) in connection with
(a) any claims made by any other broker or other person for a brokerage commission, finder's fee, or similar compensation, by reason of or in connection with this Sublease if such other broker or other person claims to have had dealings with the indemnifying party and/or (b) the enforcement of the indemnified party's rights under this Section. Sublessor shall pay the Brokers' commissions in connection with this Sublease pursuant to separate agreements.

     22. ARBITRATION. In the event of a dispute under this Sublease or any exhibit hereto (except as to Basic Rent, unless such dispute involves Basic Rent as a corollary to such dispute), either party may, but shall not be required to, refer such dispute to arbitration. Such arbitration shall be conducted in accordance with the procedures specified in the Main Lease, which are hereby incorporated herein by reference.

     23. NO WAIVER. The failure of Sublessor or Subtenant to insist in any one or more cases upon the strict performance or observance of any obligation of Subtenant or Sublessor hereunder or to exercise any right or option contained herein shall not be construed as a waiver or relinquishment for the future of any such obligation of Subtenant or Sublessor or any right or option of Sublessor or Subtenant. Sublessor's receipt and acceptance of Basic Rent or Operating Expenses, or Sublessor's acceptance of performance of any other obligation by Subtenant, with knowledge of Subtenant's breach of any provision of this Sublease, shall not be deemed a waiver of such breach. No waiver by Sublessor or Subtenant of any term, covenant or condition of this Sublease shall be deemed to have been made unless expressed in writing and signed by Sublessor or Subtenant, as the case may be.

     24. COMPLETE AGREEMENT. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties or their representatives relating to the subject matter of this Sublease which are not fully expressed in this Sublease. This Sublease cannot be changed or terminated orally or in any manner other than by a written agreement executed by both parties.

     25. SUCCESSORS AND ASSIGNS. The provisions of this Sublease, except as herein otherwise specifically provided, shall extend to, bind and inure to the benefit of the parties hereto and their respective personal representatives, heirs, successors and permitted assigns. In the event of any assignment or transfer of Sublessor's interest in the leasehold estate under the Main Lease, the transferor or assignor, as the vase may be, shall be and hereby is entirely relieved and freed of all obligations under this Sublease arising after the date of such assignment or transfer. No such assignment by Sublessor shall be effective unless and until the transferee assumes in writing all of Sublessor's obligations under this Sublease.

     26. THIRD PARTY CONSENTS. (a) This Sublease shall have no effect until the landlord under the Main Lease shall have given its written consent hereto. If the landlord under the Main Lease does not give its consent to this Sublease for any reason whatsoever on or before thirty (30) days after the date of execution hereof by Sublessor, then either party may cancel this Sublease by notice given to the other party.

          (b) If this Sublease is cancelled pursuant to Section 26(a) of this Sublease, (i) this Sublease shall be deemed null and void and of no effect, (ii) if Subtenant is then in possession of all or any part of the Subleased Premises, Subtenant shall (x) immediately quit and surrender to Sublessor the Subleased Premises and (y) remove all of its property and repair all damage caused by such removal and (z) restore the Subleased Premises to the condition in which they were prior to the installation of the items so removed, and (iii) Sublessor shall promptly return to Subtenant the Security Deposit, the amount paid by Subtenant upon the execution of this Sublease for the payment of the first full monthly installment of Basic Rent and the Cancellation Charge required pursuant to Paragraph 31 hereof.

     27. NO THIRD PARTY BENEFICIARY. None of the provisions of this Sublease shall be construed to accrue to the benefit of, or be enforceable by, any third party, other than the landlord under the Main Lease.

     28. INTERPRETATION. Irrespective of the place of execution or performance, this Sublease shall be governed by and construed in accordance with the laws of the State of California. If any provision of this Sublease or the application thereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Sublease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. The captions, headings and titles, if any, in this Sublease are solely for convenience or reference and shall not affect its interpretation. This Sublease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Sublease to be drafted. If any words or phrases in this Sublease shall have been stricken out or otherwise eliminated, whether or not any other words or words or phrases so stricken out or otherwise eliminated. Each covenant, agreement, obligation or separate and independent covenant of the party bound by, undertaking or making same, not dependent on any other provision of this Sublease unless otherwise expressly provided. All terms and words used in this Sublease shall mean a natural person or persons, a partnership, a corporation or any other form of business or legal association or entity.

     29. MOVING ALLOWANCE. Upon the Commencement Date, Sublessor shall pay to Subtenant as a moving allowance the sum of $31,689.00

     30.  REPRESENTATIONS. Sublessor represents and warrants that:

          (a) the Main Lease consists of the instruments listed on EXHIBIT B, copies of which are attached hereto, and is in full force and effect, has not been further modified or amended, and, to the best knowledge of Sublessor, there exists under the Main Lease no default or event of default, nor has there occurred any event which, with the giving of notice or passage of time or both, could constitute such a default or event of default;

          (b) to the best knowledge of Sublessor, there is no pending termination of the Main Lease. Sublessor will notify Subtenant promptly if it becomes aware of any impending termination of the Main Lease;

          (c) there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublessor or, to the best of Sublessor's knowledge, against landlord or third parties which could, in the aggregate, adversely affect the Subleased Premises or any part thereof or the ability of landlord to perform its obligations under the Main Lease or of Sublessor to perform its obligations under this Sublease, and Sublessor is not aware of any facts which might result in any such actions, suits or proceedings; and

          (d) Sublessor has not received any written notice from any insurance company of any defects or inadequacies in the Subleased Premises or any part thereof which could adversely affect the insurability of the Subleased Premises or the premiums for the insurance thereof.

     31. CANCELLATION CHARGE. Not later than June 29, 1996, Subtenant shall pay to Sublessor by check the sum of $200,000.00 (the "Cancellation Fee") in consideration of the shortened term of this Sublease. In no event, however, shall Subtenant have the right to cancel this Sublease except as expressly provided in Sections 1 and 26(a) hereof.

     32. EARLY ENTRY. Notwithstanding anything to the contrary contained in this Sublease, immediately upon Sublessor's execution of this Sublease ("Early Entry Date"), Sublessor shall deliver the Subleased Premises to Subtenant for the purpose of constructing the tenant improvements referred to in Paragraph 12 hereof. Such early entry shall be subject to all of the terms and conditions of this Sublease except for the obligation to pay Basic Rent and Operating Expenses.

     33. ASBESTOS. To the best of Sublessor's actual knowledge, there is no ACM (as defined in the Main Lease) in the Subleased Premises. If, however, in constructing the tenant improvements, Sublessee shall find ACM within the Subleased Premises, Sublessee shall stop all work and notify Sublessor and landlord of the discovery, and permit landlord's contractors, pursuant to Exhibit D of the Main Lease, to handle the ACM, which shall occur at no cost to Sublessee. If, solely as a result of the discovery and treatment of ACM, the tenant improvements are not completed by July 1, 1996, then, for each day of delay in completing the tenant improvements beyond July 1, 1996, Subtenant shall receive one (1) day of rent abatement.

     35. AMENDMENT OR MODIFICATION. Sublessor and landlord shall not amend or modify the Main Lease in any way so as to materially or adversely affect Subtenant or its interest hereunder or in the Subleased Premises, materially increase Subtenant's obligations hereunder or materially restrict Subtenant's rights hereunder, without the prior written consent of Subtenant, which shall not be unreasonably withheld or delayed.

     36. QUIET ENJOYMENT; RIGHT TO CURE. Subtenant shall peacefully have, hold and enjoy the Subleased Premises, subject to the terms and conditions of this Sublease, provided that Subtenant pays all Basic Rent and Operating Expenses and performs all of Subtenant's covenants and agreements contained herein. In the event, however, that Sublessor defaults in the performance or observance of any of Sublessor's obligations hereunder or under the Main Lease, then Subtenant shall give Sublessor notice specifying in what manner Sublessor has defaulted, and if such default shall not be cured by Sublessor within thirty (30) days thereafter (except that if such default cannot be cured within said thirty
(30)-day period, this period shall be extended for an additional reasonable time, provided that Sublessor commences to cure such default within such thirty
(30)-day period and proceeds diligently thereafter to effect such cure as quickly as possible), then, upon the passage of five (5) business days after the date of a second written notice from Subtenant of the default, if Sublessor has failed to so cure, in addition, Subtenant shall be entitled, at Subtenant's option, to cure such default and promptly collect from Sublessor Subtenant's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs). Subtenant shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Main Lease or with any applicable governmental law, regulation or order. Sublessor shall provide copies to Subtenant of all notices received from landlord pursuant to the Main Lease.

     37. AUTHORIZATION TO DIRECT SUBLEASE PAYMENTS. Sublessor hereby acknowledges that Sublessor's failure to pay all Basic Monthly Rent, Operating Expense Rent, Tax Rent and Capital Expense Rent and other sums owing by Sublessor to landlord under the Main Lease will cause Subtenant to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Subtenant has paid sums to Sublessor hereunder which correspond in whole or in part to the amounts owing by Sublessor to landlord under the Main Lease. Accordingly, Subtenant shall have the right to pay all rent and other sums owing by Subtenant to Sublessor hereunder for those items which also are owed by Sublessor to landlord under the Main Lease directly to landlord on the following terms and conditions:

          A. Subtenant reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to landlord under the Main Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Subtenant's written demand requesting such proof.

          B. Subtenant shall not prepay any amounts owing by Subtenant without the consent of Sublessor.

          C. Subtenant shall provide to Sublessor concurrently with any payment to landlord reasonable evidence of such payment.

          D. If Sublessor notifies Subtenant that it disputes any amount demanded by landlord, Subtenant shall not make any such payment to landlord unless landlord has provided a three-day notice to pay such amount or forfeit the Main Lease.

Any sums paid directly by Subtenant to landlord in accordance with this Paragraph shall be credited toward the amounts payable by Subtenant to Sublessor under this Sublease.

     38. TERMINATION OF MAIN LEASE BY SUBLESSOR. Sublessor shall not voluntarily terminate the Main Lease during the Term unless and until landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If landlord so consents, Subtenant shall attorn to landlord in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by landlord; provided, however, that the attornment agreement does not materially adversely affect the use by Subtenant of the Subleased Premises in accordance with the terms of this Sublease, materially increase Subtenant's obligations under this Sublease or materially decrease Subtenant's rights under this Sublease. If this Sublease terminates as a result of Sublessor's default under the Main Lease, then, so long as Subtenant is not then in default beyond any applicable cure period under the terms of this Sublease, this Sublease shall continue in full force and effect as a direct lease between Subtenant and landlord, upon and subject to all of the terms, covenants and conditions of the Sublease for the balance of the Term hereof. In such event, Subtenant shall attorn to landlord as set forth in this Paragraph.

     39. WAIVER OF SUBROGATION. Landlord expressly agrees that the provisions of Section 18.4 of the Main Lease regarding waiver of rights of subrogation shall be extended to and be between landlord and Subtenant.

     40. COUNTERPARTS. This Sublease may be executed in counterparts, each of which, when taken together as a whole, shall constitute one (1) original document.

     IN WITNESS WHEREOF, Sublessor and Subtenant have hereunto executed this Sublease as of the day and year first above written.

                                 VALUE BEHAVIORAL HEALTH OF CALIFORNIA, INC., a California corporation

                                 By:
                                    ------------------------------------

                                 RETIX,
                                 a California corporation

                                 By:
                                    ------------------------------------
                                 Title:
                                       ---------------------------------

                            CONSENT TO ASSIGNMENT

     This Consent to Assignment is by and among Marina Airport Buildings, Ltd., a California limited partnership ("Landlord"), ValueOptions of California, Inc., a California corporation ("Sublessor"), Vertel Corporation, a California corporation ("Assignor") and Sonoma Systems, Inc., a California corporation ("Assignee"), with reference to that certain Lease dated as of April 2, 1993, as amended, by and between Landlord, and Sublessor as Tenant under its former name of American PsychManagement of California, Inc., concerning Suites 500 and 600 ("Premises"), located at 4640 Admiralty Way, Marina del Rey, California, (hereinafter referred to as the "Master Lease".)

-------------------------------------------------------------------------------

                                  RECITALS

     WHEREAS, Sublessor, under its former name of Value Behavioral Health of California, Inc., and Assignor, under the name of its predecessor in interest, Retix, a California corporation, entered into a written sublease dated as of May 29, 1996 ("Sublease"), pursuant to which Assignor subleased the Premises from Sublessor:

     WHEREAS, Assignor, under the name of its predecessor in interest, Retix, as Sublessor, entered the following sub-leases with respect to the Premises:
(i) a sub-sublease, dated as of August 22, 1997, with TSN, L.L.C., a California limited liability company, for a portion of the Premises located on the fifth floor of the Building ("TSN Sub-Sublease"); (ii) a sub-sublease, dated as of December 23, 1997, with Creative Channel Services, Inc., a California corporation, for a portion of the Premises located on the fifth floor of the Building ("CCS Sub-Sublease"); and (iii) a sub-sublease, dated as of December 28, 1997, with Assignee for the portion of the Premises comprising the sixth floor of the Building ("Sonoma Sub-Sublease"). The TSN Sub-Sublease, CCS Sub-Sublease and Sonoma Sub-Sublease hereinafter sometimes collectively shall be referred to as the "Sub-Subleases".

      WHEREAS, Assignor has requested that Landlord consent to the assignment of the Sublease and Sub-Subleases to Assignee, and to Assignee's assumption of the Sublease and Sub-Subleases from Assignor, upon the terms contained in that certain Assignment and Assumption of Sublease and Sub-Subleases dated as June 15, 1999 ("Assignment"), a copy of which is attached hereto and by this reference made a part hereof; and

     WHEREAS, Landlord will consent to such assignment upon the express terms and conditions hereinafter set forth;

     NOW, THEREFORE, THE PARTIES AGREE:

     1. Landlord, hereby consents to Assignor's assignment of the Sublease and Sub-Subleases to Assignee, and to Assignee's assumption of the Sublease and Sub-Subleases from Assignor, effective as of August 1, 1999 ("Effective Date") upon the terms and conditions contained herein.

     2. This Consent shall not, in any manner, be construed as a modification or waiver of any term, condition, covenant or provision of the Master Lease or a consent to such assignment other than upon the terms contained in the attached Assignment.

     3. This Consent shall not be deemed to be a consent to any subsequent assignment of the Master Lease or the Sublease, or to a further subletting of the Premises.

     4. This Consent shall not in any manner serve to release or discharge Sublessor from any obligations, liabilities or duties under the terms of the Master Lease.

     5. Assignee, by executing this Consent, agrees that as of the Effective Date, Assignee shall be fully and completely bound by each and every term of the Master Lease to the extent such provision is incorporated into the Sublease. Any breach of the Sublease by Assignee from and after the Effective Date shall likewise constitute a breach of the Master Lease to the extent such provision is incorporated into the Sublease, and shall entitle Landlord to avail itself of any remedy set out in the Master Lease or otherwise available at law to Landlord.

     6. Assignee, by the execution of this Consent, acknowledges that Assignee has examined and is familiar with all of the terms, provisions and conditions of the Sublease and the provisions of the Master Lease incorporated by reference therein.

     7. Sublessor and Assignee acknowledge and agree that from and after the Effective Date, in accordance with the Master Lease, in the event of a default by Sublessor, Landlord has the right, power and authority, but not the obligation, to collect rents due Sublessor from Assignee and apply said rents toward any and all amounts due Landlord, upon written notice to Sublessor and Assignee.

     8. It is covenanted and agreed that Landlord shall not be liable under any circumstances for any brokerage commission or other charge or expense in connection with the Assignment, and that Sublessor, Assignor and Assignee shall indemnify and hold Landlord harmless from all damages, costs and expenses, including reasonable attorneys' fees, resulting from any claims that may be asserted against Landlord by any broker, agent, finder, person or entity who claims a right to compensation with respect to the Assignment.

    9. Sublessor and Assignee agree that to the extent any terms, conditions, covenants or provisions of the Sublease are contrary to any terms, covenants or provisions of the Master Lease to the extent those provisions are incorporated into the Sublease, as of the Effective Date, as between Sublessor and Assignee only, the contrary terms, conditions and provisions of the Sublease shall control, and as between Landlord, Sublessor and Assignee, the contrary terms, conditions, covenants and provisions of the Master Lease shall govern. Nothing in this Consent shall be deemed to modify the terms and conditions of the Assignment as among Assignor, Assignee and Sublessor, however.

     10. Sublessor and Assignee are hereby informed that the Building, Common Areas or Premises may contain fireproofing or other components consisting of Asbestos Containing Materials ("ACM"), as more specifically set forth in Exhibit "B", attached hereto. Pursuant to California Health and Safety Code sections 25915, et seq., Assignee is also required to provide such notice to Assignee's employees or contractors working within the Building, and to subtenants, assignees, or new employees of Assignee within fifteen (15) days of their commencing work in the Building. This provision shall not be construed to limit Sublessor's or Assignee's duties under common law or statute, and Sublessor and Assignee shall be required to comply with the entirety of California Health and Safety Code sections 25915, et seq., or any other similar applicable provision throughout the Term.

     11. Landlord acknowledges that Assignor's predecessor-in-interest, Retix, installed, with the Landlord's and Sublessor's prior written consent, certain Alterations in the Premises. Landlord acknowledges that Landlord did not, pursuant to Article 14.3 of the Master Lease, notify Retix, Assignor or Sublessor in writing at the time the Landlord consented to the Alterations that Retix or its successors in interest would be required to remove the Alterations at the end of the Term, and Landlord acknowledges further, notwithstanding anything to the contrary contained in the Master Lease or the Sublease, that neither Sublessor nor Assignor nor Assignee shall have any obligation to remove any Alterations from the Premises performed to date upon the expiration or earlier termination of the Sublease. Nothing in the foregoing sentence shall be deemed to relieve any party hereto of the obligation to obtain Landlord's consent to future Alterations, or to limit Landlord's right to require removal of any future Alteration pursuant to
Article 14 of the Master Lease.

     12. Landlord expressly agrees, from and after the Effective Date, to forever release Assignor from each and every obligation of "Subtenant" arising under or in connection with the Sublease, or of "Sub-Sublessor, arising under or in connection with the Sub-Subleases, including, without limitation, any obligation of "Subtenant" under the Sublease or of "Sub-Sublessor" under the Sub-Subleases, arising during the Extension Term as defined in the Assignment.


                      [SIGNATURES APPEAR ON NEXT PAGE]

                WHEREUPON, THE PARTIES HERETO HAVE EXECUTED THIS CONSENT
                        AS OF THE DATE SET FORTH ABOVE

SUBLESSOR:

VALUEOPTIONS OF CALIFORNIA, INC.,

A CALIFORNIA CORPORATION

BY:  /s/ [illegible]
     -----------------------------------

ITS: VP
     -----------------------------------

ASSIGNOR:

VERTEL CORPORATION,

A CALIFORNIA CORPORATION

BY:  /s/ [illegible]
     -----------------------------------

ITS: V.P. Finance & C.F.O.
     -----------------------------------

ASSIGNEE:

SONOMA SYSTEMS, INC.

A CALIFORNIA CORPORATION

BY:  /s/ Steve M. Waszak
     -----------------------------------

ITS: Vice President Finance & Operations
     -----------------------------------
     CFO


LANDLORD:

MARINA AIRPORT BUILDINGS, LTD.,

A CALIFORNIA LIMITED PARTNERSHIP,

BY:  /s/ [illegible]
     -----------------------------------

ITS: GENERAL PARTNER

                                 EXHIBIT "B"
            NOTIFICATION OF ASBESTOS CONTAINING MATERIALS ("ACM")
               4640 ADMIRALTY WAY, MARINA DEL REY, CALIFORNIA


     This will serve to notify Assignee, its subtenants, employees and contractors working in the Building that an Asbestos Building Materials Survey Report has been received by Landlord that confirms the presence of ACM in the Building.

    Airborne asbestos levels in buildings are much lower than those in industrial work places where serious health effects such as lung cancer and asbestosis have been observed. However, it is important for employees to follow proper work practices to minimize the potential for disturbing ACM.

     In the office areas of the Building, ACM is enclosed above the ceiling. Normal activities may be carried on without potential of disturbing ACM. Certain occasional activities, such as telephone installation, computer cable installation, electrical work, air conditioning maintenance, as well as many space remodeling tasks require entry into the ceiling plenum, and should only be performed by Landlord's authorized personnel who have been properly trained in procedures for working around ACM. All other unauthorized persons should refrain from removing ceiling tiles or performing work in the above-ceiling space.

     In other locations where ACM may be present, such as fire evacuation stairways and the sprayed on acoustical ceiling in the main lobby, the ACM is generally out of reach and thus unlikely to be damaged or disturbed. If you find ACM that has been damaged, report it to your supervisor or Landlord's Building Management. Do not disturb damaged asbestos material or debris. Landlord has developed procedures and trained and equipped our maintenance employees to safely remedy such a condition.

     ACM pose no threat to your health unless fibers become airborne due to material aging, deterioration or as the result of some damage. Asbestos conditions may vary, and where ACM were identified in the building surveys they were generally in good condition, enclosed, encapsulated or of a type not likely to release fibers unless disturbed. Specific locations where ACM have been found are listed below.

     Any employee may review the Asbestos Material Survey Report, results of bulk sampling or air monitoring conducted in this building. All asbestos related data is available during normal business hours at Landlord's Building Management Office.

        LOCATION                                 TYPE OF ACM
Floor 1                           Fireproofing, Acoustic Ceiling
Floor 3                           Fireproofing
Floor 4                           Fireproofing
Floor 7                           Fireproofing
Floor 9                           Fireproofing, with all accessible ACM Removed
Penthouse                         Boiler Brick


Asbestos Type                     Chrysotile
Fireproofing                      1% to 10% ACM Content
Boiler Brick                      11% to 50% ACM Content
Acoustic Ceiling                  1% to 10% ACM Content